SCHEDULE 14C
(RULE 14C-101)
INFORMATION REQUIRED IN INFORMATION STATEMENT
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities
and Exchange Act of 1934
Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☑	Definitive Information Statement
Affirmative Insurance Holdings, Inc.

(Name of Registrant as Specified in Its Charter)
Payment of Filing Fee (Check Appropriate Box):

☑	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transactions applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

NOTICE OF ACTION WITHOUT A MEETING
INFORMATION STATEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
AMENDED AND RESTATED 2004 STOCK INCENTIVE PLAN
ADDITIONAL INFORMATION

Affirmative Insurance Holdings, Inc.
4450 Sojourn Drive, Suite 500
Addison, Texas 75001
NOTICE OF ACTION WITHOUT A MEETING
To the Stockholders of Affirmative Insurance Holdings, Inc.:
     This Information Statement is being furnished on or about December 30, 2005 by Affirmative Insurance Holdings, Inc. a Delaware corporation (the “Company”), to holders of the Company’s outstanding common stock, par value $0.01 per share (“Common Stock”), as of close of business on the record date, December 27, 2005 (the “Record Date”), pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of this Information Statement is:
(1)	to inform holders of Common Stock that the Company has obtained the written consent of the requisite holders of Common Stock as of the close of business on the Record Date approving the Company’s Amended and Restated 2004 Stock Incentive Plan (the “Amended and Restated Plan”); and

(2)	to serve as notice of the foregoing actions in accordance with Section 228(e) of the Delaware General Corporation Law.
     The close of business on December 27, 2005 is the Record Date for the determination of the holders of Common Stock entitled to receive this Information Statement. The Company had 15,469,557 shares of Common Stock issued and outstanding as of the Record Date. Each share of Common Stock entitles the holder thereof to one vote on the matter submitted to the common stockholders.
     Under Delaware law, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock as of close of business on the Record Date is required to approve the Amended and Restated Plan. On December 27, 2005, in accordance with Delaware law, the holders of a majority of the outstanding shares of Common Stock executed a written consent approving the Amended and Restated Plan. ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
     The approximate date on which this Information Statement is being sent by the Company to the holders of Common Stock as of close of business on the Record Date is December 30, 2005.

Sincerely,

/s/ David B. Snyder

David B. Snyder Secretary
Addison, Texas
December 30, 2005

Affirmative Insurance Holdings, Inc.
4450 Sojourn Drive, Suite 500
Addison, Texas 75001
INFORMATION STATEMENT
Background
     This Information Statement is being furnished on or about December 30, 2005 by the Company to holders of Common Stock as of close of business on the Record Date pursuant to Rule 14c-2 under the Exchange Act. The purpose of this Information Statement is:
(1)	to inform holders of Common Stock that the Company has obtained the written consent of the requisite holders of Common Stock as of the close of business on the Record Date approving the Amended and Restated Plan; and

(2)	to serve as notice of the foregoing action in accordance with Section 228(e) of the Delaware General Corporation Law.
     Section 228(a) of the General Corporation Law of the State of Delaware states that, unless otherwise provided in the certificate of incorporation, any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and those consents are delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. The Company’s Amended and Restated Certificate of Incorporation contains no provision or language in any way limiting the right of the stockholders to take action by written consent.
     On December 27, 2005, holders of more than a majority of the outstanding shares of Common Stock executed a written consent approving the Amended and Restated Plan. This consent was executed following approval of the Amended and Restated Plan by the Company’s board of directors (the “Board”) on December 27, 2005. Because the actions have been approved by the holders of the requisite number of outstanding shares of Common Stock that are entitled to cast votes, no other stockholder approval of these actions is necessary. This Information Statement will also serve as notice of actions taken without a meeting as required by Section 228(e) of the Delaware General Corporation Law. No further notice of the actions described herein will be given to you.
     This Information Statement is provided to the Company’s stockholders for informational purposes only, and you need not take any further action in connection with this Information Statement. The Company will bear all costs of preparing and delivering this Information Statement.
Outstanding Shares and Voting Rights
     Pursuant to the Company’s Amended and Restated Certificate of Incorporation, the Company currently has authorized the issuance of 75,000,000 shares of Common Stock and 25,000,000 shares of preferred stock, par value $0.01 per share. As of close of business on the Record Date, the Company had 15,469,557 shares of Common Stock issued and outstanding and no shares of preferred stock issued and outstanding. Each share of Common Stock outstanding as of close of business on the Record Date is entitled to one vote on the matter submitted to a vote of the common stockholders.
     This Information Statement is being mailed on or about December 30, 2005 to the holders of record of Common Stock as of close of business on the Record Date which is December 27, 2005. Section 213(b) of the

Delaware General Corporation Law sets forth the rules for ascertaining the record date to determine which stockholders of a corporation are eligible to consent to action by written consent pursuant to Section 228 of the Delaware General Corporation Law. Pursuant to Section 213(b), the Company’s Board approved the matters set forth in this Information Statement on the Record Date and, therefore, holders of record of the Common Stock as of close of business on the Record Date were entitled to consent to the actions described in this Information Statement.
     The December 27, 2005 written consent of common stockholders referenced above and described in this Information Statement were executed by New Affirmative LLC (“New Affirmative”), the Company’s largest stockholder holding over 50.8% of the shares of Common Stock eligible to vote on those matters on those dates. ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY. Plan participants may not exercise any newly authorized options issued under the Amended and Restated Plan until at least 20 days after the mailing of this Information Statement, or on or about January 19, 2006.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Principal Stockholders
     The following are stockholders known by the Company to beneficially own 5% or more of its outstanding common stock as of the Record Date, unless otherwise indicated. Information regarding the following stockholders has been obtained from reports filed by the persons listed with the SEC and/or from the beneficial owners.

		Amount of	Percentage of
	Address of	Beneficial	Class
Name of Beneficial Holder	Beneficial Holder	Ownership	Owned(1)
New Affirmative	900 N. Michigan Avenue	7,860.927(2)	50.8%
	Suite 1900
	Chicago, Illinois

Becker Capital Management, Inc.	1211 Southwest Fifth Avenue	1,199,785(3)	7.8%
	Portland, Oregon

Luxor Capital Group, LP	599 Lexington Avenue	944,600(4)	6.1%
	35th Floor
	New York City, New York

(1)	The Company based its calculation of the percentage of beneficial ownership on 15,469,557 shares of Common Stock outstanding on the Record Date. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, the Company deemed outstanding shares of common stock subject to options held by that person that were currently exercisable at or were exercisable within 60 days of the Record Date. The Company did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

(2)	According to the information provided on the Schedule 13D filed with the SEC by (i) DSC Manager, Andrew G. Bluhm and New Affirmative on August 30, 2005 and (ii) Affirmative Investment, Affirmative Associates, J. Christopher Flowers and New Affirmative on August 30, 2005, the parties share voting power and dispositive power over the shares owned by New Affirmative.

(3)	According to the information contained on Schedule 13F filed with the SEC on June 30, 2005.

(4)	According to information contained on Schedule 13F filed with the SEC on June 30, 2005, Luxor Capital Group, LP had shared voting power and shared dispositive power over all of the shares it beneficially owned.

Directors and Executive Officers
     The following table sets forth information regarding beneficial ownership of common stock by each director, and named executive officer and the directors and executive officers as a group, all as of the Record Date.

	Amount of		Percentage of
Name of Beneficial Holder	Beneficial Ownership		Class Owned(1)
Kevin R. Callahan	200,000	(2)	1.3%
M. Sean McPadden	90,473	(3)	*
Katherine C. Nolan	60,240	(4)	*
David L. Scruggs	8,800	(5)	*
Scott K. Billings	7,050	(6)	*
Wilson A. Wheeler	6,465	(7)	*
Chad M. Emmerich	—		*
Emil G. Sommerlad	—		*
David B. Snyder	6,985	(8)	*
Thomas C. Davis	29,005	(9)	*
Mark E. Pape	9,000	(10)	*
Suzanne T. Porter	29,505	(11)	*
Paul J. Zucconi	13,018	(12)	*
Nimrod T. Frazer	—		*
David L. Heller	—	(13)	*
Avshalom Y. Kalichstein	—	(13)	*
Michael J. Ryan	600	(13)	*
All Executive Officers and Directors as a Group	461,141	(14)	2.9%

*	Less than 1%

(1)	The Company has based its calculation of the percentage of beneficial ownership on 15,469,557 shares of common stock outstanding on the Record Date. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, the Company deemed outstanding shares of common stock subject to options held by that person that were currently exercisable at or were exercisable within 60 days of the Record Date. The Company did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise noted, the business address for each beneficial owner listed below is 4450 Sojourn Drive, Suite 500, Addison Texas 75001.

(2)	Includes options to purchase 200,000 shares that were currently exercisable or exercisable at or within 60 days of the Record Date.

(3)	Includes options to purchase 82,973 shares that were currently exercisable or exercisable at or within 60 days of the Record Date.

(4)	Includes options to purchase 55,169 shares that were currently exercisable or exercisable at or within 60 days of the Record Date.

(5)	Includes options to purchase 5,300 shares that were currently exercisable or exercisable at or within 60 days of the Record Date.

(6)	Includes options to purchase 5,300 shares that were currently exercisable or exercisable at or within 60 days of the Record Date.

(7)	Includes options to purchase 6,340 shares that were currently exercisable or exercisable at or within 60 days of the Record Date.

(8)	Includes options to purchase 6,860 shares that were currently exercisable or exercisable at or within 60 days of the Record Date.

(9)	Includes options to purchase 10,000 shares that were currently exercisable or exercisable at or within 60 days of the Record Date.

(10)	Includes options to purchase 5,000 shares that were currently exercisable or exercisable at or within 60 days of the Record Date.

(11)	Includes options to purchase 10,000 shares that were currently exercisable or exercisable at or within 60 days of the Record Date.

(12)	Includes options to purchase 10,000 shares that were currently exercisable or exercisable at or within 60 days of the Record Date.

(13)	Such amount does not include the 7,860,927 shares of common stock of the Company owned by New Affirmative. Mr. Heller and Mr. Ryan are managers of New Affirmative and employees of an affiliate of DSC Manager and Mr. Bluhm. Mr. Kalichstein is a manager of New Affirmative and an employee of an affiliate of Affirmative Investment, Affirmative Associates and Mr. Flowers. Each of Mr. Heller, Mr. Ryan and Mr. Kalichstein disclaims beneficial ownership of the shares of common stock of the Company owned by New Affirmative.

(14)	Includes options to purchase 396,942 shares that were currently exercisable or exercisable at or within 60 days of the Record Date.
     The Company knows of no other beneficial owners (as a group or otherwise) of more than five percent (5%) of the Company’s shares of Common Stock.
Change of Control of the Company
     On August 30, 2005, Vesta Insurance Group Inc. (“VIG”) announced the closing of the acquisition by New Affirmative, from VIG and Vesta Fire Insurance Corporation (“VFIC”, and together with VIG, “Vesta”) of an aggregate of 5,218,228 shares of Common Stock of the Company, for a purchase price of $15.00 per share pursuant to a stock purchase agreement, dated as of June 14, 2005, by and among New Affirmative, J.C. Flowers I LP, a Delaware limited partnership, Delaware Street Capital Master Fund, L.P., a Cayman Islands exempted limited partnership, VIG and VFIC (the “Stock Purchase Agreement”). The 5,218,228 shares, or approximately 35% of the Company’s shares of Common Stock outstanding on August 30, 2005, sold by Vesta pursuant to the Stock Purchase Agreement represents all of the Common Stock which was owned by Vesta.
     New Affirmative was formed for the purpose of acquiring, holding, voting and disposing of the shares of the Company’s Common Stock acquired in connection with the Stock Purchase Agreement and any shares of the Company’s Common Stock that New Affirmative may acquire in the future. New Affirmative is (i) 50% owned by DSC AFFM, LLC, a Delaware limited liability company (“DSC AFFM”), an entity controlled by DSC AFFM Manager LLC, a Delaware limited liability company and sole managing member of DSC AFFM (“DSC Manager”), and Andrew G. Bluhm, the managing member of DSC Manager, and (ii) 50% owned by Affirmative Investment LLC, a Delaware limited liability company (“Affirmative Investment”), an entity controlled by Affirmative

Associates LLC, a Delaware limited liability company and the sole managing member of Affirmative Investment (“Affirmative Associates”), and J. Christopher Flowers, the sole member and manager of Affirmative Associates. Simultaneously with the closing of the transactions contemplated by the Stock Purchase Agreement: (1) DSC AFFM contributed 1,459,699 shares of the Company’s Common Stock which were previously acquired in open market transactions by members of DSC AFFM and subsequently contributed to DSC AFFM, to New Affirmative and (2) Affirmative Investment contributed 1,183,000 shares of the Company’s Common Stock, previously acquired by it in open market transactions, to New Affirmative.
     As a result of the closing of the transactions contemplated by the Stock Purchase Agreement, New Affirmative, together with Mr. Bluhm, DSC Manager, Mr. Flowers, Affirmative Investment and Affirmative Associates, may be deemed to beneficially own 7,860,927 shares of the Company’s Common Stock, or 52.7% of the Company’s shares of Common Stock outstanding on October 25, 2005. Mr. Bluhm and Mr. Flowers have disclaimed beneficial ownership of the shares of the Company’s Common Stock owned by New Affirmative. The Company was not a party to the Stock Purchase Agreement nor any of the transactions contemplated thereto.
     Effective November 8, 2005, Lucius E. Burch, III , Mark E. Pape and Mark E. Watson, Jr. resigned as directors of the Company. Messrs Thomas E. Mangold, Thomas C. Davis and Paul Z. Zucconi and Ms. Suzanne T. Porter, the remaining directors of the Company after such resignation, pursuant to a resolution of the Board, increased the number of members of the Board from seven to nine and filled the five resulting vacancies on the Board by appointing the following five individuals who, following inquiry by the Board, were designated by New Affirmative: Kevin R. Callahan, Nimrod T. Frazer, David L. Heller, Avshalom Y. Kalichstein, and Michael J. Ryan. As a result of the foregoing transactions and change in the Board, a change of control has occurred pursuant to Item 5.01 of Form 8-K.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Director Compensation
     The Company’s non-employee directors receive $25,000 per year for serving on the Company’s Board (their “Annual Retainer”). Committee Chairmen receive an additional $5,000 per year. Non-employee directors receive $2,000 for each regular director meeting attended and $1,000 for each special meeting or committee meeting attended. Furthermore, the directors are provided with reimbursement of out-of-pocket expenses with a maximum expense reimbursement per meeting of $1,500. On May 25, 2004, the Company adopted the Affirmative Insurance Holdings, Inc. 2004 Stock Incentive Plan (the “Original Stock Incentive Plan”). In 2004, pursuant to the Original Stock Incentive Plan, each non-employee director received a one-time option to purchase 5,000 shares of the Company’s common stock at a price of $15.10 per share. These options vest one year from the date of grant. Also under the Original Stock Incentive Plan, each non-employee director will receive annually, on January 31, an option to purchase 5,000 shares of the Company’s common stock at a price equal to the closing price on the last day of trading in January of that year with a vesting period of one year from the date of grant. Pursuant to this provision, each director received an option to purchase 5,000 shares of the Company’s stock at a price of $16.08 per share on January 31, 2005. These options are subject to a one-year vesting period. This provision remains in the Amended and Restated Plan.
     The Original Stock Incentive Plan also allowed directors to make an election on or before June 30 of the preceding calendar year to receive all or a percentage of their Annual Retainer in restricted stock rather than in cash. For this purpose, the number of restricted shares granted is calculated by dividing the amount of the Annual Retainer by a per share price equal to 75% of the closing price of a share of the Company’s common stock on the last trading day in January of the year for which the Annual Retainer is to be paid. Such Restricted Stock is subject to forfeiture if the Director ceases to provide services within six months following the award date. In November 2004, three directors elected to receive their Annual Retainers for 2004 in restricted stock, and pursuant thereto were each granted 933 restricted shares. In January 2005, four directors elected to receive their Annual Retainers for 2005 in restricted stock, and pursuant thereto three of the directors were each granted 2,072 restricted shares and one director received 518 restricted shares as part of the Annual Retainer. This election right has been removed from the Amended and Restated Plan.
     On February 22, 2005, the Compensation Committee recommended and on February 23, 2005, the Board approved, that in addition to the forgoing, the non-employee directors would receive, in May of each year, an annual grant of 1,000 shares of restricted stock and members of the audit committee would receive an annual grant of an additional 500 shares of restricted stock. This restricted stock will vest on the first anniversary of the grant date, provided however, that the non-employee director must fulfill his or her term for which the restricted shares were granted in order for the restrictions to be lifted.
Executive Compensation
     The following table sets forth information for the fiscal years ended December 31, 2004 and 2003 with respect to compensation earned by the Company’s Chief Executive Officer and by the Company’s four other highest paid executive officers as of the end of the last fiscal year.

		Annual Compensation			Long Term
					Compensation
				Other Annual	Securities	All Other
				Compensation	Underlying	Compensation
Name and Principal Position	Year	Salary	Bonus (1)	(2)	Options (#)	(3)
Thomas E. Mangold	2004	$379,327	$365,000	$75,424 (4)	—	$8,200
Chief Executive Officer, President and Chairman of the Board	2003	317,351	325,000	64,519 (5)	—	6,694

M. Sean McPadden	2004	261,635	160,000	*	84,600	8,200
Executive Vice President	2003	244,615	154,500	—		5,169

			Annual Compensation			Long Term
						Compensation
					Other Annual	Securities	All Other
					Compensation	Underlying	Compensation
Name and Principal Position	Year		Salary	Bonus (1)	(2)	Options (#)	(3)
Katherine C. Nolan	2004		203,368	125,000	*	84,600	8,200
Executive Vice President	2003		194,922	120,000	—	—	7,797

Timothy A. Bienek	2004		230,385	210,000	*	96,450	—
Executive Vice President and Chief Financial Officer	2003	(6)	16,538	75,000	—	—	—

Scott K. Billings	2004	(7)	150,538	108,712	—	13,000	—
Senior Vice President, Chief Accounting Officer and Treasurer

(1)	The amounts reflected in the bonus column for 2003 are for bonuses earned in 2003 and paid in 2004. The amounts reflected in the bonus column for 2004 are for bonuses earned in 2004 and paid in 2005.

(2)	An asterisk (*) indicates that the total amount of perquisites or personal benefits paid to an executive officer during the applicable year was less than $50,000 or 10% of an executive’s salary and bonus, the minimum, under SEC rules, an executive must have received before any amount is required to be shown in this column.

(3)	Amounts represent employer-matching contributions under the Company’s 401(k) plan.

(4)	Consists of payments made to reimburse Mr. Mangold for housing and related travel expenses ($24,727), an auto allowance ($5,500) and cheap stock ($45,197).

(5)	Consists of payments made to reimburse Mr. Mangold for housing and related travel expenses.

(6)	Mr. Bienek joined the Company in November 2003.

(7)	Mr. Billings joined the Company in February 2004. $105,000 of Mr. Billings’ bonus was paid in 2005.
Option Grants in Last Fiscal Year
     The following table sets forth certain information concerning option grants made to the named executive officers during 2004 pursuant to the Company’s stock option plan. No SARs were granted during 2004.

					Potential Realized
					Value at Assumed Annual
					Rates of Price
					Appreciation for
					Option Term *
	Number of	% of Total Options	Exercise
	Securities	Granted to	Price
	Underlying Options	Employees in Fiscal	($/Per	Expiration
Name	Granted	2004(1)	Share)	Date	5%	10%
M. Sean McPadden	84,600	15.4%	$14	7/14/14	$744,863	$1,887,629

Katherine C. Nolan	84,600	15.4%	$14	7/14/14	744,863	1,887,629

Timothy A. Bienek	96,450	17.6%	$14	7/14/14	849,196	2,152,030

Scott K. Billings	13,000	2.4%	$14	7/14/14	114,459	290,061

(*)	The assumed 5% and 10% rates of stock appreciation are rates required by the SEC for illustrative purposes and are not intended to predict actual stock appreciation. The assumed annual rate of appreciation of 5% and 10% would result with the price of the Company’s common stock appreciating to a price of $22.80 and $36.31, respectively.

(1)	There were 548,950 total options granted in 2004.

Fiscal 2004 Option Exercises and Fiscal Year-End Option Values
     The following table sets forth certain information concerning the exercise of stock options during 2004 and all unexercised options held by the named executive officers as of December 31, 2004.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options*
	Shares
	Acquired on	Value
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Thomas E. Mangold	—	—	540,855	82,755	$4,765,190	$765,484

M. Sean McPadden	—	—	38,974	104,087	360,510	420,519

Katherine C. Nolan	—	—	20,790	94,995	192,308	336,418

Timothy A. Bienek	—	—	—	96,450	—	273,918

Scott K. Billings	—	—	—	13,000	—	36,920

(*)	The value of “in-the-money” options represents the positive spread between the respective exercise prices of outstanding options and the closing price of the shares of common stock of $16.84 per share on December 31, 2004. The actual value of in-the-money options will depend upon the trading price of the Common Stock on the date of sale of the underlying common stock and may be higher or lower than the amount set forth in the table above.
Employment Agreement with Executive Officers
     In connection with Mark E. Pape’s appointment as the Company’s Executive Vice President and Chief Financial Officer, the Company entered into an employment agreement with Mr. Pape, dated and effective as of November 30, 2005. Mr. Pape’s employment agreement has a two year term and provides for an annual base salary of $255,000. Under Mr. Pape’s employment agreement, Mr. Pape will be eligible to participate in all annual and long-term bonus or incentive compensation plans in which comparable executives are eligible to participate, subject to the terms and conditions of the applicable plan. If Mr. Pape’s employment is terminated either by the Company without cause or by Mr. Pape for good reason, Mr. Pape is entitled to severance pay consisting of: (1) an amount equal to all compensation, including base salary, deferred compensation, reimbursement for reasonable and necessary expenses and any bonuses and incentive compensation, earned or accrued through the termination date but not paid as of the termination date, (2) an amount, adjusted pro rata for the number of days in the applicable year through the termination date, equal to the greater of (i) the most recent annual cash bonus paid or payable to Mr. Pape, or (ii) the average of the annual cash bonuses paid or payable during the two full fiscal years prior to the termination date, and (3) an amount equal to one-twelfth of the sum of the applicable base salary and annual bonuses due Mr. Pape, payable at the close of each of the twenty-four consecutive thirty-day periods following the termination date. In addition, following the termination of Mr. Pape’s employment by the Company without cause or by Mr. Pape for good reason, for a period of twenty-four months, or for such longer period as any of the Company’s applicable plans, programs or policies may provide, Mr. Pape and his family will continue to receive benefits, including medical, dental, health, death and disability, at least comparable to those which would have been provided under the applicable plans, programs or policies had Mr. Pape’s employment not been terminated. Mr. Pape’s employment agreement provides that for a period of two years following the termination of Mr. Pape’s employment with the Company, Mr. Pape will not enter into or engage in any phase of the Company’s business in any state in which the Company is currently conducting business or are planning to conduct business as of the termination of Mr. Pape’s employment. Mr. Pape is also prohibited, for a period of two years following the expiration or termination of his employment, from directly or indirectly soliciting (1) any employee of ours to terminate their employment with the Company in favor of employment with any other business, (2) any person who was an employee of ours during the six month period prior to the termination of Mr. Pape’s employment, or (3) any business relating to non-standard automobile insurance from any past, current or prospective customer of ours. Mr. Pape’s employment agreement also prohibits Mr. Pape from, during the term of his employment and anytime thereafter, from disclosing, divulging, publishing, or making any use of any confidential information relating to the Company’s business or that of any of the Company’s subsidiaries without the Company’s consent.
     Effective November 23, 2005, the Company entered into new employment agreements with M. Sean McPadden, Executive Vice President and President, Underwriting Division, and Katherine C. Nolan, Executive Vice President and President, Retail Division, respectively. Each of the new employment agreements has a two year term which is automatically extended for additional two-year terms unless prior written notice of non-extension is provided by the Company or the executive. The employment agreements provide for an annual base salary of $300,000 for Mr. McPadden and $240,000 for Ms. Nolan. If Mr. McPadden terminates his employment in certain circumstances during the five-week period beginning on the date that a permanent chief executive officer is employed by the Company, Mr. McPadden is entitled to: (1) an amount equal to all compensation, including base salary, deferred compensation, reimbursement for reasonable and necessary expenses and any bonuses and incentive compensation, earned or accrued through the termination date but not paid as of the termination date, (2) $160,000, adjusted pro rata for the number of days in the applicable year through the termination date, and (3) an amount equal to $35,833.33, payable at the close of each of the twenty-four consecutive thirty-day periods following the termination date, or, in the alternative, Mr. McPadden may elect to receive a lump sum equal to the present value of $860,000, payable within 30 days of such election. In addition, following such termination, for a period of twenty-four months, or for such longer period as any of the Company’s applicable plans, programs or policies may provide, Mr. McPadden and his family will continue to receive benefits, including medical, dental, health, death and disability, at least comparable to those which would have been provided under the applicable plans, programs or policies had Mr. McPadden’s employment not been terminated. If Ms. Nolan terminates her employment in certain circumstances during the five-week period beginning on the date that a permanent chief executive officer is employed by the Company, Ms. Nolan is entitled to: (1) an amount equal to all compensation, including base salary, deferred compensation, reimbursement for reasonable and necessary expenses and any bonuses and incentive compensation, earned or accrued through the termination date but not paid as of the termination date, (2) $125,000, adjusted pro rata for the number of days in the applicable year through the termination date, and (3) an amount equal to $28,333.33, payable at the close of each of the twenty-four consecutive thirty-day periods following the termination date, or, in the alternative, Ms. Nolan may elect to receive a lump sum equal to the present value of $680,000, payable within 30 days of such election. In addition, following such termination, for a period of twenty-four months, or for such longer period as any of the Company’s applicable plans, programs or policies may provide, Ms. Nolan and her family will continue to receive benefits, including medical, dental, health, death and disability, at least comparable to those which would have been provided under the applicable plans, programs or policies had Ms. Nolan’s employment not been terminated.
     Under each employment agreement, Mr. McPadden and Ms. Nolan, respectively, will be eligible to participate in all annual and long-term bonus or incentive compensation plans in which the Company’s comparable executives are eligible to participate, subject to the terms and conditions of the applicable plan. If either executive’s employment is terminated either by the Company without cause or by the executive for good reason, the executive is entitled to: (1) an amount equal to all compensation, including base salary, deferred compensation, reimbursement for reasonable and necessary expenses and any bonuses and incentive compensation, earned or accrued through the termination date but not paid as of the termination date, (2) an amount, adjusted pro rata for the number of days in the applicable year through the termination date, equal to the greater of (i) the most recent annual cash bonus paid or payable to the executive, (ii) the annual cash bonus paid or payable for the year ended prior to the fiscal year during which a change of control occurred, or (iii) the average of the annual cash bonuses paid or payable during the two full fiscal years prior to the termination date, or, if greater, the two full fiscal years prior to a change of control and (3) an amount equal to one-twelfth of the sum of the applicable base salary and annual bonuses due the executive, payable at the close of each of the twenty-four consecutive thirty-day periods following the termination date. In addition, following the termination of the executive’s employment by the Company without cause or by the executive for good reason, for a period of twenty-four months, or for such longer period as any of the Company’s applicable plans, programs or policies may provide, the executive and his or her family will continue to receive benefits, including medical, dental, health, death and disability, at least comparable to those which would have been provided under the applicable plans, programs or policies had the executive’s employment not been terminated. Each employment agreement provides that for a period of two years following the termination of the executive’s employment with the Company, the executive will not enter into or engage in any phase of the Company’s business in any state in which the Company currently conducting business or are planning to conduct business as of the termination of the executive’s employment. Each executive is also prohibited, for a period of two years following the expiration or termination of his or her employment, from directly or indirectly soliciting (1) any employee of ours to terminate their employment with the Company in favor of employment with any other business, (2) any person who was an employee of ours during the six month period prior to the termination of the executive’s employment, or (3) any business relating to non-standard automobile insurance from any past, current or prospective customer of ours. Each employment agreement also prohibits each executive from, during the term of his or her employment and anytime thereafter, from disclosing, divulging, publishing, or making any use of any confidential information relating to the Company’s business or that of any of the Company’s subsidiaries without the Company’s consent.
     In connection with Thomas E. Mangold’s resignation, the Company entered into a Separation Agreement and General Release, dated as of November 13, 2005 (“Separation Agreement”), with Mr. Mangold pursuant to which the employment agreement (“Employment Agreement”) with Mr. Mangold effective as of July 14, 2004 was terminated, except for certain restrictive covenants concerning non-disclosure, non-competition, non-solicitation and other issues related to those covenants. Under the Separation Agreement, Mr. Mangold agreed to release the Company from any and all claims and Mr. Mangold made certain ancillary agreements concerning his compliance with obligations relating to the non-disclosure and non-competition covenants contained in the Employment Agreement. The Company paid Mr. Mangold a cash severance payment of $2,795,000.00 in addition to (1) accrued and unpaid base salary through the effective date of the Separation Agreement, (2) pro rata bonus for 2005 in the amount of $334,583, (3) a cash payment of $38,000 in lieu of any benefits under the Company’s group insurance plans or other similar arrangements and (4) the vesting of all unvested options issued under the Company’s 1998 Omnibus Incentive Plan, as amended.
Equity Compensation Plan Information
     The following table sets forth information regarding all of the Company’s equity compensation plans as of December 31, 2004.

			Number of Securities
		Weighted-	Remaining Available for
	Number of Securities	Average Price of	Future Issuance Under
	to be Issued Upon	Outstanding	Equity
Plan Category	Exercise of Options	Options	Compensation Plans
Equity Compensation Plans approved by security holders:

1998 Omnibus Incentive Plan	722,202	$7.92	—

2004 Stock Incentive Plan	535,950	$14.06	964,050

Equity Compensation Plans not approved by security holders:

None

Total:	1,258,152	$10.54	964,050
Compensation Committee Interlocks and Insider Participation
     No member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries. No executive officer of the Company served as a member of the Compensation Committee (or other board committee performing similar functions or, in the absence of such committee, the entire Board) of another corporation, one of whose executive officers served on the Compensation Committee or as a director of the Company. No executive officer of the Company served as a director of another corporation, one of whose executive officers served on the Compensation Committee.

     Pursuant to Item 402(k) of regulation S-K, the Company is including the following Compensation Committee Report for Fiscal Year 2004 which was included in the Company’s Proxy Statement for its 2005 annual meeting of stockholders:
Compensation Committee Report for Fiscal Year 2004 on Executive Compensation
     The general philosophy of the Compensation Committee is to provide executive compensation designed to enhance stockholder value including annual compensation (salary and bonus awards) and long-term compensation (stock options and restricted stock). With this philosophy in mind, the Compensation Committee designs compensation plans and incentives to link the financial interests of the Company’s executive officers to the interests of its stockholders, to base executive compensation on the company’s performance, to attract and retain talented leadership and to encourage significant ownership of the Common Stock by executive officers.
     In making the decisions affecting executive compensation, the Compensation Committee reviews the nature and scope of the executive officer’s responsibilities as well as his or her effectiveness in supporting the Company’s long-term goals. The Compensation Committee also considers the compensation practices of other public companies.
Salary
     The executive officers received a salary that is based on the criteria discussed above. The base salary of each of the executive officers, other than the chief executive officer, is reviewed annually by the Compensation Committee, with adjustments made based primarily on the recommendations of the chief executive officer. In reviewing base salaries, the Company engaged an outside consulting firm to furnish the Company with competitive market data. Using this market data as a guideline, the Compensation Committee considers various factors, including with regard to the position of the executive officer, the compensation of officers of comparable companies within the insurance industry, the performance of the executive officer with respect to specific objectives, increases in responsibilities and recommendations of the chief executive officer. The specific objectives for each executive officer vary each year in accordance with the scope of the officer’s position, the potential inherent in that position for impacting the Company’s operating and financial results and the actual operating and financial contributions produced by the officer in previous years. The chief executive officer and the Compensation Committee also consider each executive officer’s responsibilities related to achieving certain objectives within the context of the Company’s annual business plan, including (1) total controlled premium, (2) agency pre-tax margin, (3) combined ratio, (4) earnings per share target and (5) return on equity target.
     Additionally, four of the Company’s executive officers, Thomas E. Mangold, Timothy A. Bienek, M. Sean McPadden, and Katherine C. Nolan, entered into employment agreements with the Company in 2004. Each of these agreements became effective upon the Company’s initial public offering in July 2004. Mr. Bienek’s, Mr. McPadden’s, and Ms. Nolan’s employment agreements each have two-year terms that expire in July 2006. Mr. Mangold’s employment agreement has a three-year term that expires in July 2007. Thereafter, each respective agreement will automatically be extended for an additional year on each anniversary of the effective date, unless either the Company or the executive officer provides at least 90 days’ written notice of non-extension. Under the agreements, the Company currently pays each of the executive officers the following base salaries, subject to annual adjustment: Mr. Mangold — $450,000; Mr. Bienek — $255,000; Mr. McPadden — $270,000; and Ms. Nolan — $215,000. The salaries of Messrs. Mangold and McPadden and Ms. Nolan were last increased in October 2004. The salary of Mr. Bienek was last increased in August 2004.
     If the Company terminates Mr. Mangold’s employment without cause, or if Mr. Mangold terminates his employment for good reason (as those terms are defined in his agreement), Mr. Mangold will be entitled to receive the equivalent of three years’ salary and bonus in a lump sum or in 36 monthly installments, as well as accrued compensation and a pro rata bonus as of the termination date, and continued health-related benefits for at least three years. If the Company terminates Mr. Bienek’s, Mr. McPadden’s, or Ms. Nolan’s employment without cause as defined in his or her agreement, or if such executive officer terminates his or her employment for good reason following a change of control, as those terms are defined in the agreements, the executive officer will be entitled to receive the equivalent of two years’ salary and bonus in a lump sum or in 24 monthly installments, as well as accrued compensation and a pro rata bonus as of the termination date, and continued health-related benefits for at least two years. If the Company terminates any of these executive officers’ employment for cause, as defined in the agreements, or if the executive officer resigns, the executive officer will be entitled to receive accrued compensation. In the event an executive officer’s employment is terminated by death, the Company will pay accrued compensation as well as a pro rata bonus amount.
     Any increases in salary levels required under the agreements, as well as salary levels for executive officers who may not be subject to employment agreements, are considered annually by the Compensation Committee.
Annual Incentive Bonuses
     The Company’s executive officers may receive additional amounts as bonus, incentive or equity compensation as determined by the Compensation Committee in accordance with the Company’s regular compensation practices. On February 22, 2005, the Compensation Committee approved annual cash bonus awards earned in 2004 and paid in March 2005 for the Company’s executive officers. Bonuses for 2004 for the Company’s executive officers, including the Chief Executive Officer, were awarded, in part, based on the Company achieving certain profitability targets and metrics for 2004 established by the Compensation Committee relating to (1) total controlled premium, (2) agency segment pre-tax margin, (3) insurance company segment combined ratio, (4) earnings per share, (5) return on equity and (6) department related goals.
Long-Term Compensation
     The Compensation Committee is committed to long-term incentive programs for executives that promote the Company’s long-term growth. Accordingly, the Compensation Committee believes that the executive officers should be rewarded with a proprietary interest in the company for continued long-term performance and to attract, motivate and retain qualified and talented executives.
     Upon completion of the initial public offering in July 2004, the Board awarded to certain executive officers options to purchase shares of the Company’s Common Stock under the Affirmative Insurance Holdings, Inc. 2004 Stock Incentive Plan. These options become exercisable at the rate of 20% per year.
Compensation of the Chief Executive Officer
     The Company’s Chief Executive Officer, Thomas E. Mangold, has a three-year employment agreement expiring in July 2007 that pays him an annual salary of $450,000. In addition, Mr. Mangold is eligible to receive annual bonuses and to participate in equity-based compensation plans and long-term incentive compensation plans. The Summary Compensation Table and Option Grants in Last Fiscal Year Table set forth above include additional information regarding other compensation and benefits paid to Mr. Mangold in 2004. Factors considered by the Compensation Committee in setting Mr. Mangold’s base salary were his experience and achievements in the insurance industry, the Company’s operating and financial performance, and the compensation of chief executive officers of comparable companies within the insurance industry.
Internal Revenue Code Section 162(m)
     The Compensation Committee also considers the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the Chief Executive Officer and the other senior executive officers, except for compensation that is performance-based under a plan that is approved by the stockholders and that meets certain other technical requirements. Based on those requirements, the Compensation Committee has determined that Section 162(m) will not prevent the Company from receiving a tax deduction in 2004 for any of the compensation paid to executive officers.
Respectfully submitted,
Compensation Committee
Mark E. Watson, Jr. (Chairman)
Lucius E. Burch, III
Thomas C. Davis

Performance Graph
     The following graph shows the percentage change in the Company’s cumulative total stockholder return on its Common Stock since its initial public offering measured by dividing the sum of (A) the cumulative amount of dividends, assuming dividend reinvestment during the periods presented and (B) the difference between the Company’s share price at the end and the beginning of the periods presented; by the share price at the beginning of the periods presented. The graph demonstrates cumulative total returns for the Company, NASDAQ, and NASDAQ Insurance Index from the date of the Company’s initial public offering, July 9, 2004 through December 31, 2004.

ADOPTION OF THE AFFIRMATIVE INSURANCE HOLDINGS, INC.
AMENDED AND RESTATED 2004 STOCK INCENTIVE PLAN
     The Company’s Board and a majority of the stockholders of the Company have approved the Amended and Restated 2004 Stock Incentive Plan. The purpose of the Amended and Restated Plan is the following:
(1)	To increase the maximum aggregate number of shares of Common Stock which may be issued upon exercise of all awards under the Original Stock Incentive Plan, including incentive stock options, by 1,500,000 shares, such that the new maximum aggregate number of shares of Common Stock which may be issued upon exercise of all awards under the Amended and Restated Plan, including incentive stock options, is 3,000,000.

(2)	To amend the definition of “Change in Control.”

(3)	To eliminate the ability of directors to receive restricted stock in lieu of a director’s Annual Retainer.

(4)	To modify transfer restrictions to permit transfer of stock options to a stockholder/principal by a Director who is serving as the designated representative of a significant stockholder.

(5)	To adjust deferral election timing provisions and add a safe harbor exercise/distribution date provision to conform to Section 409A of the Internal Revenue Code if an option or other award is determined to constitute nonqualified deferred compensation that is subject to the requirements of Section 409A of the Internal Revenue Code.

(6)	To eliminate the ability to grant nonqualified stock options with an exercise price that is less than fair market value of the underlying common stock on the date of grant.

(7)	To increase the Internal Revenue Code Section 162(m) performance based compensation limit on the maximum number of shares that can be granted as awards to any individual in any calendar year to 250,000 shares.
Summary of the Terms of the Amended and Restated Plan
     The following is a summary of the principal terms and provisions of the Amended and Restated Plan. The full text of the Amended and Restated Plan is attached to this information statement as Exhibit A. Please refer to Exhibit A for a more complete description of the terms of the Amended and Restated Plan.
     The purpose of the Amended and Restated Plan is to allow the Company to secure and retain the services of eligible plan participants and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates. The Amended and Restated Plan provides for grants of incentive stock options, nonqualified stock options, restricted and unrestricted stock awards, stock bonus awards, performance stock awards, stock appreciation rights, dividend equivalent rights and interest equivalent rights to selected employees, directors and consultants performing services for the Company or any of its affiliates. The Amended and Restated Plan is an omnibus plan that gives the Company the flexibility to adjust to changing market forces. The Company’s Board has authorized 3,000,000 shares of its Common Stock for issuance under the Amended and Restated Plan. Shares subject to the Amended and Restated Plan may be authorized but unissued shares or shares that were once issued that the Company has reacquired. The Amended and Restated Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code, nor is it subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended (ERISA).
     Eligibility. Any employees, directors or consultants performing services for the Company or its affiliates who are selected by the Company’s Board, or a committee appointed by the Company’s Board, may participate in the Amended and Restated Plan.
     Administration. The plan will be administered by the plan administrator who will be the Board or a committee of the Board. Currently, the board has delegated administration of the Amended and Restated Plan to a compensation committee comprised of two or more directors who qualify as both “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code and “non-employee directors” within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act. The plan administrator has full and final authority to make awards, establish the terms thereof, administer and interpret the Amended and Restated Plan in its full discretion, and amend an award made under the Amended and Restated Plan. If the plan administrator is a committee appointed by the Board, then such committee shall have the full authority of the Board with respect to the administration of the Amended and Restated Plan, unless authority is specifically reserved to the Board under the

Amended and Restated Plan, the Company’s certificate of incorporation or bylaws, or applicable law. Any action of the plan administrator with respect to the Amended and Restated Plan will be final, conclusive and binding on all persons. The plan administrator may delegate certain responsibilities to the Company’s officers or directors. The administrator may delegate authority to one or more directors, who are not “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code, to grant awards under the Amended and Restated Plan to all eligible plan participants, except the chief executive officer and the four other highest compensated officers. The plan administrator may also delegate authority to one or more employee directors to grant awards under the Amended and Restated Plan to eligible participants who are not then subject to Section 16 of the Exchange Act.
     Stock Subject to the Plan. The Company has reserved a total of 3,000,000 shares of its Common Stock for issuance under the Amended and Restated Plan, subject to adjustment to reflect certain corporate transactions or changes in the Company’s capital structure. During any calendar year, no participant under the Amended and Restated Plan may be granted awards, including without limitation options or stock appreciation rights covering more than 250,000 shares of stock, subject to adjustments. The number of shares that may be delivered upon the exercise of incentive or nonqualified stock options and as restricted or unrestricted stock may not in the aggregate exceed 3,000,000. If any award under the Amended and Restated Plan expires or otherwise terminates, without having been exercised in full, the shares of common stock not acquired under such award shall revert to and again become available for issuance under the Amended and Restated Plan. If the Company reacquires any shares issued under the Amended and Restated Plan, pursuant to the terms of any forfeiture provision, right of repurchase or right of first refusal, such shares shall again be available for issuance under the Amended and Restated Plan. Shares of Common Stock subject to the Amended and Restated Plan may be unissued shares or reacquired shares, bought on the market or otherwise.
     Options. Under the Amended and Restated Plan, the Company may grant incentive stock options and nonqualified stock options. The Company may grant incentive stock options under the Amended and Restated Plan to any person employed by the Company or by any of its affiliates. The exercise price for incentive stock options granted under the Amended and Restated Plan may not be less than 100% of the fair market value of the Common Stock on the option grant date, unless such option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Internal Revenue Code. If an incentive stock option is granted to an employee who owns more than 10% of the Company’s Common Stock, the exercise price of that option may not be less than 110% of the fair market value of the common stock on the option grant date. The Amended and Restated Plan also provides for grants of nonqualified stock options to any employees, directors or consultants performing services for the Company or its affiliates. The exercise price for nonqualified stock options granted under the Amended and Restated Plan may not be less than 100% of the fair market value of the Common Stock on the option grant date, unless such option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Internal Revenue Code. The Plan Options granted under the Amended and Restated Plan will generally terminate on the tenth anniversary of the date of grant. The purchase price of stock acquired pursuant to the exercise of an option may be paid either (1) in cash at the time of purchase or (2) at the discretion of the plan administrator, (a) with shares of stock held by the participant for at least six months prior to exercise, (b) through a “cashless exercise” procedure established through a broker, or (c) in any other form of legal consideration acceptable to the plan administrator, including a deferred payment or similar arrangement to the extent such procedure does not violate the Sarbanes-Oxley Act of 2002, or any other applicable law.
     Unless otherwise determined by the plan administrator, at the time of grant or thereafter, or as otherwise provided in the Amended and Restated Plan, any unvested portion of any outstanding option held by a participant at the time of termination of employment or other service will be forfeited upon termination. Except as provided in the Amended and Restated Plan or as otherwise determined by the plan administrator, at the time of grant or thereafter, upon termination of a participant’s employment or other service with the Company, the participant may exercise the vested portion of any outstanding option until the earlier of the last day of the option term or the last day of the three-month period following the participant’s termination of employment or other service. Upon termination of a participant’s employment or other service with the Company due to death or disability, or termination of employment due to a participant’s retirement, the participant may generally exercise the vested portion of any outstanding option until the earlier of the last day of the option term or the last day of the twelve-month period following such termination of employment or other service.

     Options may contain “reload” provisions entitling the participant to a further option in the event the participant exercises all or a portion of the first option by surrendering previously owned shares of common stock. Such a reload option would generally contain similar terms and conditions as the original option, except the exercise price will equal the fair market value of Common Stock on the reload option grant date and the term of the reload option will end on the expiration date of the original option that was exercised by surrender of previously acquired shares. The reload option will cover the number of shares of Common Stock surrendered in connection with the stock for stock exercise of the original option.
     Stock Bonus Awards. The plan administrator may, in its discretion, grant shares of Common Stock to participants in consideration for past services rendered to the Company or to its affiliate. The terms of the grant, including any vesting schedule and restrictions on transfer, will be determined by the plan administrator and will be described in the award agreement.
     Restricted Stock Awards, Unrestricted Stock Awards and Performance Stock Awards. The plan administrator may, in its discretion, grant restricted stock, unrestricted stock and performance stock awards. The plan administrator will determine, in its sole discretion, the terms of each award. Restricted stock may have restrictions that lapse over time and/or upon the achievement of specified performance goals. A performance stock award is a stock award entitling the recipient to acquire common stock upon the attainment of specified performance goals. Performance stock awards may be granted alone or with other awards granted under the plan. Unrestricted stock will be free of any vesting, performance or other restrictions. Except as otherwise determined by the plan administrator, upon termination of employment or other service during the applicable restriction period, restricted stock and performance stock that remain at that time subject to restrictions will be forfeited and become available for regrant. Restricted, unrestricted and performance stock may be awarded in consideration for cash, property or past services rendered to the Company or to its affiliate.
     Stock Appreciation Rights. The plan administrator may, in its discretion, grant stock appreciation rights to participants. Generally, stock appreciation rights permit a participant to exercise the right and receive a bonus equal to the value of the appreciation in the Company’s Common Stock over a span of time in excess of the fair market value of a share of Common Stock on the date of grant of such stock appreciation right. The plan administrator has discretion to settle the appreciation in value of stock appreciation rights in the form of cash, shares of Common Stock, or a combination thereof. Stock appreciation rights may be granted alone or in tandem with stock options granted under the plan. If stock appreciation rights are granted in tandem with outstanding options, the participant will be entitled to exercise the option or the related stock appreciation right, but not both. Typically the tandem grant will provide that if an option is exercised, the tandem stock appreciation right will expire and if the stock appreciation right is exercised, the tandem option will expire.
     Dividend Equivalent Rights. The plan administrator may, in its discretion, grant dividend equivalent rights, which entitle the recipient to receive credits for cash dividends that would have been paid if the recipient had held specified shares of Common Stock. Dividend equivalent rights may be granted alone or as a component of other stock awards granted under the Amended and Restated Plan. Dividend equivalent rights credited under the Amended and Restated Plan may be paid currently or may be deemed to be reinvested in additional shares of Common Stock. Dividend equivalent rights may be settled in cash, shares of Common Stock, or a combination thereof, in a single installment or installments, as specified in the award.
     Interest Equivalent Rights. With respect to any award under the Amended and Restated Plan, the plan administrator may, in its discretion, grant interest equivalent rights, which entitle the recipient to receive interest credits when such stock award is settled in cash on a deferred basis.
     Section 409A Awards. Generally, the awards that may be granted under the Amended and Restated Plan are not intended to be nonqualified deferred compensation that is subject to the requirements of Section 409A of the Code. However, the interpretation of Section 409A of Code and its application to the terms of awards granted under the Amended and Restated Plan are uncertain and may be subject to change as additional guidance and interpretations become available. In the event that, for any reason, an award is determined to be nonqualified deferred compensation, the Amended and Restated Plan provides certain safe harbor exercise/distribution provisions that are intended to enable awards to satisfy the additional requirements applicable to nonqualified deferred compensation under Section 409A of the Code. However, the Company does not represent or warrant that awards under the

Amended and Restated Plan will not be considered nonqualified deferred compensation or that, if so determined, that the awards will comply with the requirements applicable to Section 409A of the Code. The Company will not be responsible for the tax consequences applicable to any participant under Section 409A or otherwise provide any indemnity.
     Change in Control. In the event of a change of control, the Company’s Amended and Restated Plan provides that the plan administrator may, in its discretion, provide for the acceleration of vesting in the terms of any options, bonus stock, restricted stock or performance stock granted under the Amended and Restated Plan. A change in control under the Amended and Restated Plan is defined as ((a) when any “person” as such term is used in Section 13(d) and 14(d) of the Exchange Act (other than any Excluded Person, the Company or any Company employee benefit plan, including its trustees) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; provided, however, that in no event shall the distribution, sale, transfer, or acquisition of securities of the Company held by New Affirmative LLC or any Excluded Persons (or any successor thereof) to any Excluded Person trigger a “Change in Control”; or (b) the occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company through purchase of assets, or by merger, reorganization or otherwise; provided, however, a “Change in Control” shall not have occurred in the event that: (i) immediately following such acquisition, any or all of the shareholders of the Company immediately prior to the consummation of such acquisition own fifty percent (50%) or more of the combined voting power of the entity effecting or surviving any such acquisition, or (ii) persons who served as members of the Board of Directors of the Company immediately prior to the consummation of such acquisition continue to constitute at least a majority of the Board of Directors of the surviving entity after any such acquisition. Furthermore, “Excluded Person” shall mean any of New Affirmative LLC, DSC AFFM, LLC, Affirmative Investment LLC, The Enstar Group, Inc. and any of their respective stockholders, members, affiliates, subsidiaries, or any such persons under common control.
     In the event of a change in control, the Company may provide for the continuation or assumption by the surviving entity of the Amended and Restated Plan and awards issued thereunder, the substitution by the surviving entity of stock awards with substantially similar terms for outstanding plan awards, or the cancellation of any outstanding plan awards if the participant is given the right to exercise such outstanding plan awards for a limited period prior to cancellation without regard to the vesting or installment exercise provisions in the applicable award agreement.
     Adjustments. If any change is made in the common stock subject to the Amended and Restated Plan, without the receipt of consideration (whether through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or otherwise), (1) the Amended and Restated Plan will be appropriately adjusted in the classes and maximum number of shares of Common Stock subject to the plan and maximum number of shares of Common Stock subject to plan awards and (2) the outstanding stock awards will be appropriately adjusted in the classes and number of shares of Common Stock and price per share of Common Stock subject to such outstanding stock awards.
     Taxes. At such times as a participant recognizes taxable income in connection with the receipt of shares or cash under the Amended and Restated Plan, the participant must pay the Company an amount equal to the minimum federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the taxable event prior to the issuance, or release from escrow, of shares or the payment of cash. The Company has the right to deduct from any payment of cash to a participant an amount equal to, but not in excess of, the withholding taxes in satisfaction of the obligation to pay withholding taxes. The plan administrator may provide in the agreement that the participant, in satisfaction of the obligation to pay withholding taxes to the Company, may elect to have withheld a portion of the shares then issuable to him or her having an aggregate fair market value equal to, but not in excess of, the minimum amount of withholding taxes required by applicable law or may tender owned and unencumbered shares that were not acquired from the Company.
     Changes to the Plan and Awards. The Amended and Restated Plan automatically terminates on December 18, 2015, but the Company’s Board has the right to terminate the plan at an earlier date. The Company’s Board may amend, alter, suspend, discontinue or terminate the Amended and Restated Plan or any committee’s authority to grant awards under the Amended and Restated Plan without the consent of stockholders or participants, except that any such action will be subject to the approval of the Company’s stockholders at or before the next annual meeting if stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Company’s stock may then be listed or quoted. The plan administrator may amend the terms of any stock awards granted under the plan and any agreement relating thereto. However, no amendment or other change may materially impair the rights of any participant with respect to any outstanding award without the consent of such participant.
Federal Income Tax Consequences
     The following discussion is a general summary of the principal federal income tax consequences under current law relating to awards granted to employees under the Amended and Restated Plan. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.
     Stock Options. An optionee will not recognize any taxable income upon the grant of a nonqualified stock option or an incentive stock option and we will not be entitled to a tax deduction with respect to such grant. Generally, upon exercise of a nonqualified stock option, the excess of the fair market value of common stock on the date of exercise over the exercise price will be taxable as ordinary income to the optionee. Subject to any deduction limitation under section 162(m) of the Internal Revenue Code (which is discussed below), we will be entitled to a federal income tax deduction in the same amount and at the same time as (x) the optionee recognizes ordinary income or (y) if we comply with applicable income reporting requirements, the optionee should have reported the income. An optionee’s subsequent disposition of shares acquired upon the exercise of a nonqualified option will ordinarily result in long-term or short-term capital gain or loss, depending on the holding period.
     On exercise of an incentive stock option, the holder will not recognize any income and we will not be entitled to a deduction. However, the amount by which the fair market value of the shares on the exercise date of an incentive stock option exceeds the purchase price generally will constitute an item of adjustment for alternative minimum tax purpose, and may therefore result in alternative minimum tax liability to the option holder.
     The disposition of shares acquired upon exercise of an incentive stock option will ordinarily result in capital gain or loss. However, if the holder disposes of shares acquired upon exercise of an incentive stock option within two years after the date of grant or one year after the date of exercise (a “disqualifying disposition”), the holder will generally recognize ordinary income, in the amount of the excess of the fair market value of the shares on the date the option was exercised over the option exercise price. Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the shares on the date of exercise of the option will generally be capital gain. We will generally be entitled to a deduction equal to the amount of ordinary income recognized by a holder.
     If an option is exercised through the use of shares previously owned by the holder, such exercise generally will not be considered a taxable disposition of the previously owned shares and thus no gain or loss will be recognized with respect to such shares upon such exercise. However, if the option is an incentive stock option, and the previously owned shares were acquired on the exercise of an incentive stock option or other tax-qualified stock option, and the holding period requirement for those shares is not satisfied at the time they are used to exercise the option, such use will constitute a disqualifying disposition of the previously owned shares resulting in the recognition of ordinary income in the amount described above.
     Special rules may apply in the case of an optionee who is subject to section 16 of the Exchange Act.
     Restricted Stock, Bonus Stock, and Performance Stock. A grantee generally will not recognize taxable income upon the grant of restricted stock, bonus stock and performance stock that is subject to a substantial risk of forfeiture, and the recognition of any income will be postponed until the earlier of the time such shares become transferable or are no longer subject to a substantial risk of forfeiture. When the restrictions lapse, the grantee will recognize ordinary income equal to the fair market value of the restricted stock or performance shares at the time that such restrictions lapse and, subject to satisfying applicable income reporting requirements and any deduction limitation under section 162(m) of the Internal Revenue Code, we will be entitled to a federal income tax deduction in the same amount and at the same time as the grantee recognizes ordinary income. A grantee may elect to be taxed at the time of the grant of restricted, bonus or performance stock (a “Section 83(b) election”). Such election must be made within 30 days of the date the stock is transferred. If the Section 83(b) election is made, the grantee will recognize ordinary income equal to the excess of the fair market value of the shares of restricted, bonus, or performance stock at the time of grant (determined without regard to any of the restrictions thereon) over the amount paid, if any, by the grantee for such shares. We will be entitled to a federal income tax deduction in the same amount and at the same time as the grantee recognizes ordinary income.
     Stock Appreciation Rights, Dividend Equivalents and Interest Equivalents. Stock Appreciation Rights, Dividend Equivalents and Interest Equivalents generally are taxable as ordinary income when paid. We will be entitled to a federal income tax deduction in the same amount and at the same time as the grantee recognizes ordinary income.
     Section 162(m). Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the corporation on the last day of the taxable year, but does allow a deduction for “performance-based compensation,” the material terms of which are disclosed to and approved by the stockholders. We have structured and intend to implement and administer the Amended and Restated Plan so that compensation resulting from performance stock and options and other stock vesting in accordance with the performance goals can qualify as “performance-based compensation.” The plan administrator, however, has the discretion to grant awards with terms that will result in the awards not constituting performance-based compensation. To allow us to qualify awards as “performance-based compensation,” we obtained stockholder approval of the Amended and Restated Plan and the material terms of the performance goals applicable to performance shares under the Amended and Restated Plan.
     Section 280G of the Internal Revenue Code. Under certain circumstances, the accelerated vesting or exercise of options or the accelerated lapse of restrictions with respect to other awards in connection with a change of control might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of section 280G of the Internal Revenue Code. To the extent it is so considered, the grantee may be subject to a 20% excise tax and we may be denied a federal income tax deduction.
Dissenter’s Rights of Appraisal
          The Company’s stockholders have no rights to appraisal of their shares of Common Stock or other rights to dissent under Delaware law, the Company’s Amended and Restated Certificate of Incorporation or Bylaws in connection with the matters discussed in this Information Statement.

Grant of Stock Options under the Amended and Restated 2004 Stock Incentive Plan
     In 2005, the Board of the Company granted the following named executive officers the following number of stock options under the Amended and Restated Plan at the exercise prices per share set forth below.

	Grant		Exercise	Expiration
Executive Officer	Date	Options	Price	Date
Kevin R. Callahan Chairman Interim Chief Executive Officer	December 27, 2005	200,000	$15.00	December 27, 2015

M. Sean McPadden	December 27, 2005	270,000	(1)	December 27, 2015
Executive Vice President and President, Underwriting Division

Katherine C. Nolan	December 27, 2005	100,000	(2)	December 27, 2015
Executive Vice President and President, Retail Division

Mark E. Pape	December 27, 2005	175,000	(3)	December 27, 2015
Executive Vice President and Chief Financial Officer

David B. Snyder	December 27, 2005	9,000	$15.00	December 27, 2015
General Counsel Senior Vice President and Secretary

Scott K. Billings	December 27, 2005	6,500	$15.00	December 27, 2015
Senior Vice President Chief Accounting Officer Treasurer

Chad M. Emmerich	December 27, 2005	15,000	$15.00	December 27, 2015
Senior Vice President of Human Resources

David L. Scruggs	December 27, 2005	5,000	$15.00	December 27, 2015
Senior Vice President of Underwriting Operations

Emil G. Sommerlad	December 27, 2005	2,500	$15.00	December 27, 2015
Senior Vice President Chief Information Officer

Wilson A. Wheeler	December 27, 2005	6,500	$15.00	December 27, 2015
Senior Vice President Chief Claims Officer

Executive Group		789,500

Non-Executive Director Group		—

Non-Executive Officer Employee Group		15,000	$15.00	December 27, 2015

(1)	Of the options to purchase 270,000 shares, options to purchase 70,000 shares were granted at an exercise price of $15.00 per share, options to purchase 100,000 shares were granted at an exercise price of $20.00 per share and options to purchase 100,000 shares were granted at an exercise price of $25.00 per share. All shares vest over 5 years and have a term of 10 years (provided however, if during such 5 year vesting period, the Company stock has not traded at $20.00 and $25.00, respectively, for at least 30 days, then such options shall be terminated).

(2)	Of the options to purchase 100,000 shares, options to purchase 50,000 shares were granted at an exercise price of $20.00 per share and options to purchase 50,000 shares were granted at an exercise price of $25.00 per share. All shares vest over 5 years and have a term of 10 years (provided however, if during such 5 year vesting period, the

Company stock has not traded at $20.00 and $25.00, respectively, for at least 30 days, then such options shall be terminated).

(3)	Of the options to purchase 175,000 shares, options to purchase 75,000 shares were granted at an exercise price of $15.00 per share, options to purchase 50,000 shares were granted at an exercise price of $20.00 per share and options to purchase 50,000 shares were granted at an exercise price of $25.00 per share. All shares vest over 5 years and have a term of 10 years (provided however, if during such 5 year vesting period, the Company stock has not traded at $20.00 and $25.00, respectively, for at least 30 days, then such options shall be terminated).
     These grants were issued pursuant to standard stock option agreements under the Amended and Restated Plan which have been previously attached as exhibits to a current report on Form 8-K filed by the Company with the Securities and Exchange Commission. The shares of Common Stock to be awarded under the Amended and Restated Plan or to be issued upon the exercise of options granted under the Amended and Restated Plan will be registered pursuant to a Registration Statement on Form S-8 filed with the Securities and Exchange Commission.
Interest of Certain Persons in the Amended and Restated Plan
     Members of the Company’s Board and officers of the Company may be among those who are granted awards under the Amended and Restated Plan and, as illustrated in the table above, officers and directors of the Company have to date been granted an aggregate of 789,500 options under the Amended and Restated Plan.
ADDITIONAL INFORMATION
     Additional information concerning the Company, including its annual and quarterly reports on Forms 10-K and 10-Q, and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives at www.sec.gov.

By the Order of the Board of Directors

/s/ MARK E. PAPE
Mark E. Pape
Chief Financial Officer
Executive Vice President
December 30, 2005
Addison, Texas

EXHIBIT A
AMENDED AND RESTATED
2004 STOCK INCENTIVE PLAN

AFFIRMATIVE INSURANCE HOLDINGS, INC.
2004 STOCK INCENTIVE PLAN
(Amended And Restated December 27, 2005)
     1. Purpose; Eligibility.
          1.1. Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.
          1.2. Available Stock Awards. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (a) Incentive Stock Options, (b) Nonstatutory Stock Options, (c) stock bonuses (d) rights to acquire restricted stock and (e) Stock Appreciation Rights.
          1.3. General Purpose. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates. This Plan is an amendment and restatement of the Plan adopted on the Effective Date.
     2. Definitions.
          2.1. “Administrator” means the Board or the Committee appointed by the Board in accordance with Section 3.3.
          2.2. “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.
          2.3. “Annual Retainer” means the annual fee paid to Directors in January of each year as compensation for services as a Director.
          2.4. “Award” means an award or sale of shares of Common Stock under the Plan.
          2.5. “Board” means the Board of Directors of the Company.
          2.6. “Cause” means if the Participant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition therein contained, or, if no such agreement exists, it shall mean (a) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance with respect to the Company or an Affiliate, (b) conduct tending to bring the Company into substantial public disgrace, or disrepute, or (c) gross negligence or willful misconduct with respect to the Company or an Affiliate. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.
 1 of 26

          2.7. “Change in Control” shall mean:
               (a) when any “person” as such term is used in Section 13(d) and 14(d) of the Exchange Act (other than any Excluded Person, the Company or any Company employee benefit plan, including its trustees) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; provided, however, that in no event shall the distribution, sale, transfer, or acquisition of securities of the Company held by New Affirmative LLC or any Excluded Persons (or any successor thereof) to any Excluded Person trigger a “Change in Control”; or
               (b) the occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company through purchase of assets, or by merger, reorganization or otherwise; provided, however, a “Change in Control” shall not have occurred in the event that: (i) immediately following such acquisition, any or all of the shareholders of the Company immediately prior to the consummation of such acquisition own fifty percent (50%) or more of the combined voting power of the entity effecting or surviving any such acquisition, or (ii) persons who served as members of the Board of Directors of the Company immediately prior to the consummation of such acquisition continue to constitute at least a majority of the Board of Directors of the surviving entity after any such acquisition.
          2.8. “Code” means the Internal Revenue Code of 1986, as amended.
          2.9. “Committee” means a committee of one or more members of the Board appointed by the Board in accordance with Section 3.3.
          2.10. “Common Stock” means the common stock of the Company.
          2.11. “Company” means Affirmative Insurance Holdings, Inc., a Delaware corporation.
          2.12. “Consultant” means any person, including an advisor, (a) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or who provides bona fide services to the Company or an Affiliate pursuant to a written agreement or (b) who is a member of the Board of Directors of an Affiliate.
          2.13. “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Administrator or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered
 2 of 26

interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.
          2.14. “Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.
          2.15. “Director” means a member of the Board of Directors of the Company.
          2.16. “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.
          2.17. “Dividend Equivalent Right” means a Stock Award granted pursuant to Section 7.6.
          2.18. “Excluded Person” shall mean any of New Affirmative LLC, DSC AFFM, LLC, Affirmative Investment LLC, The Enstar Group, Inc. and any of their respective stockholders, members, affiliates, subsidiaries, or any such persons under common control.
          2.19. “Effective Date” shall mean May 25, 2004. The effective date of this Plan amendment and restatement is December 27, 2005.
          2.20. “Employee” means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.
          2.21. “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          2.22. “Fair Market Value” means, as of any date, the value of the Common Stock determined in good faith by the Administrator; provided, however, that the Fair Market Value on the date of the Company’s initial public offering of its Common Stock shall be the initial price to public of the Common Stock, and thereafter (i) if the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“Nasdaq”), the Fair Market Value on any given date shall not be less than the average of the highest bid and lowest asked prices of the Common Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported or (ii) if the Common Stock is admitted to trading on a national securities exchange or the Nasdaq National Market or Nasdaq Small Cap Market, the Fair Market Value on any date shall not be less than the closing price reported for the Common Stock on such exchange or system for such date or, if no sales were reported for such date, for the last date preceding the date for such a sale was reported.
          2.23. “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
 3 of 26

          2.24. “Listing Date” means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.
          2.25. “Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.
          2.26. “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
          2.27. “Officer” means (a) before the Listing Date, any person designated by the Company as an officer and (b) on and after the Listing Date, a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
          2.28. “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.
          2.29. “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan and need not be identical.
          2.30. “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
          2.31. “Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations § 1.162-27(e)(3).
          2.32. “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.
          2.33. “Performance Stock Award” means Awards granted pursuant to Section 7.4.
          2.34. “Plan” means this Affirmative Insurance Holdings, Inc. 2004 Stock Incentive Plan.
          2.35. “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
          2.36. “SEC” means the Securities and Exchange Commission.
          2.37. “Securities Act” means the Securities Act of 1933, as amended.
          2.38. “Stock Appreciation Right” means the right pursuant to an award granted under Section 7.5 to receive an amount equal to the excess, if any, of (A) the Fair Market Value,
 4 of 26

as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of Stock covered by such right or such portion thereof, over (B) the aggregate exercise price of such right or such portion thereof.
          2.39. “Stock Award” means any right granted under the Plan, including an Option, a Stock Bonus Award, a Restricted Stock Award, an Unrestricted Stock Award, a Performance Stock Award, a Stock Appreciation Right and a Dividend Equivalent Right.
          2.40. “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.
          2.41. “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.
          2.42. “Unrestricted Stock Award” means any Award granted pursuant to Section 7.3.
     3. Administration.
          3.1. Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3.3.
          3.2. Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
               (a) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.
               (b) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.
               (c) To amend the Plan or a Stock Award as provided in Section 13.
               (d) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.
 5 of 26

          3.3. Delegation to Committee.
               (a) General. The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.
               (b) Committee Composition when Common Stock is Publicly Traded. At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Non-Employee Directors who are also Outside Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 and/or Section 162(m) of the Code. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any Covered Employee and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors who are also Outside Directors. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (B) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.
          3.4. Effect of Board’s Decision. All determinations, interpretations and constructions made by the Administrator in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons. Members of the Board and Committee and any officer or employee of the Company or any Affiliate acting at the direction of, or on behalf of, the Board or Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified by the Company with respect to any such action or determination.
     4. Shares Subject to the Plan.
          4.1. Share Reserve. Subject to the provisions of Section 12 relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate Three Million (3,000,000) shares of Common Stock.
 6 of 26

          4.2. Reversion of Shares to the Share Reserve. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. If shares issued under the Plan are reacquired by the Company pursuant to the terms of any forfeiture provision, right of repurchase or right of first refusal, such shares shall again be available for the purposes of the Plan.
          4.3. Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.
     5. Eligibility.
          5.1. Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.
          5.2. Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.
          5.3. Section 162(m) Limitation. Subject to the provisions of Section 12 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Awards, including without limitation Options or Stock Appreciation Rights covering more than Two Hundred Fifty Thousand (250,000) shares of Common Stock during any calendar year. This Section 5.3 shall not apply prior to the Listing Date and, following the Listing Date, this Section 5.3 shall not apply until (a) the earliest of: (i) the first material modification of the Plan (including any increase in the number of shares of Common Stock reserved for issuance under the Plan in accordance with Section 4.1); (ii) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (iii) the expiration of the Plan; or (iv) the first meeting of stockholders at which Directors are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under Section 12 of the Exchange Act; or (b) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.
          5.4. Consultants.
               (a) Prior to the Listing Date, a Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, either the offer or the sale of the Company’s securities to such Consultant is not exempt under Rule 701 of the Securities Act (“Rule 701”) because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by Rule 701, unless the Company determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions.
 7 of 26

               (b) From and after the Listing Date, a Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (1) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (2) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.
          5.5. Directors.
               (a) Eligibility. Each Director of the Company shall be eligible to receive an automatic Option grant under the Plan in accordance with this Section 5.5 only if such director (i) is not then an employee of the Company or any of its Affiliates, (ii) has not, within two (2) years immediately preceding such time, received any stock option, stock bonus, stock appreciation right, or other similar stock award from the Company or any of its Affiliates, other than options granted to such director under this Section 5.5, and (iii) does not then beneficially own more than ten percent (10%) of the outstanding stock of the Company (an “Eligible Director”). Only Eligible Directors may receive automatic options under the Plan. A Director of the Company shall not be deemed to be an employee of the Company or any of its Affiliates solely by reason of the existence of an agreement between such Director and the Company or any Affiliate thereof pursuant to which the Director provides services as a consultant to the Company or its Affiliates on a regular or occasional basis for compensation.
               (b) Automatic Option Grants. Nonstatutory Stock Options to purchase shares of Common Stock of the Company shall be granted automatically to each Eligible Director as follows:
                    (1) An option to purchase Five Thousand (5,000) shares of Common Stock of the Company (the “Initial Inducement Option”) shall be granted automatically to each Eligible Director on the later of the date on which this Plan is approved by the stockholders of the Company (provided such person is still an Eligible Director on such date) or the date on which such Director first becomes an Eligible Director (the “Initial Option Date”). Initial Inducement Options will become exercisable Twelve (12) months after the date of grant.
                    (2) Thereafter, an option to purchase an additional Five Thousand (5,000) shares of common stock of the Company (an “Annual Incentive Option”) shall be granted automatically to each Eligible Director who receives an Initial Inducement Option on the last trading date in January of each subsequent year if such director is still an Eligible Director on such anniversary. Annual Incentive Options will become exercisable Twelve (12) months after the date of grant.
                    (3) Anything set forth in the Plan to the contrary notwithstanding, no Option or Options shall be granted at any time to purchase an aggregate
 8 of 26

number of shares of Common Stock of the Company which exceeds the total number of shares of such Common Stock which are then available for issuance under the Plan minus the total number of shares of such Common Stock subject to Options which have been granted previously and are then outstanding under the Plan; and Options which are granted as of the same date to purchase less shares than otherwise provided in this Section 5.5(b)(1) or Section 5.5(b)(2) because of the foregoing limitation shall cover equal numbers of shares; provided, however, if there are insufficient shares available for issuance under the Plan at a time when an Option under subparagraph 5.5(b)(1) or (2) is to be granted, the portion of the option not granted shall be automatically granted at the time shares become available for issuance under the Plan (with the Options which were deferred the longest being granted first and if there is more than one Option which was deferred on the same date, then any available shares shall be allocated pro rata among such Options).
               (c) Exercise Price and Term. The exercise price per share of the shares subject to any Option shall be 100% of the Fair Market Value per share of Common Stock of the Company on the date the Option is granted. The Director Options shall be exercisable for up to ten (10) years from the date they are granted. In the event a Director’s Continuous Service terminates (other than upon death or Disability), the Director may exercise his or her Option (to the extent that the Director was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three (3) months following the termination of the Director’s Continuous Service, or (b) the expiration of the term of the Option as set forth in the Option Agreement. In the event a Director’s Continuous Service terminates as a result of death or Disability, the respective provisions of Section 6.10 or Section 6.11 shall apply.
               (d) Discretionary Grants. Notwithstanding anything to the contrary in this Section 5.5, the Administrator in its discretion may grant additional Stock Awards under the Plan to Eligible Directors.
     6. Option Provisions. Each Option shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:
          6.1. Term. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted.
          6.2. Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, the exercise price of each Incentive Stock
 9 of 26

Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.
          6.3. Exercise Price of a Nonstatutory Stock Option. The exercise price of each Nonstatutory Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.
          6.4. Consideration.
               (a) The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash or check at the time the Option is exercised or (ii) at the discretion of the Administrator at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (1) by delivery to the Company of other Common Stock, (2) according to a deferred payment or other similar arrangement with the Optionholder, or (3) in any other form of legal consideration that may be acceptable to the Administrator, including, without limitation, a “cashless” exercise program established with a broker following a Listing Date; provided, however, a cashless exercise by a Director or executive officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company or an Affiliate in violation of Section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Securities Exchange Act of 1934, 15 U.S.C. § 78m(k)) shall be prohibited. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).
               (b) In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement and payment of the Common Stock’s “par value” shall not be made by deferred payment.
          6.5. Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form

10 of 26

satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
          6.6. Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option. A Director Option may be transferred to an Excluded Person.
          6.7. Vesting Generally. The Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Administrator may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Administrator in its discretion may provide for an acceleration of vesting and exercisability in the terms of any Option Agreement in the event a Change in Control occurs.
          6.8. Termination of Continuous Service. Unless otherwise provided in an Option Agreement or in an employment agreement the terms of which have been approved by the Administrator, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three (3) months following the termination of the Optionholder’s Continuous Service, or (b) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.
          6.9. Extension of Termination Date. An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option set forth in Section 6.1 or (b) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.
          6.10. Disability of Optionholder. Unless otherwise provided in an Option Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the

11 of 26

Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date twelve (12) months following such termination or (b) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.
          6.11. Death of Optionholder. Unless otherwise provided in an Option Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date twelve (12) months following the date of death or (b) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.
          6.12. Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Administrator determines to be appropriate. The Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless the Administrator otherwise specifically provides in the Option.
          6.13. Reload Options. At the discretion of the Administrator, the Option may include a “reload” feature pursuant to which an Optionholder exercising an option by the delivery of a number of shares of Common Stock in accordance with Section 6.4 hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Common Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Administrator may provide) to purchase that number of shares of Common Stock equal to the number delivered to exercise the original Option.
          6.14. Additional Requirements Under Section 409A. Each Option Agreement shall include a provision whereby, notwithstanding any provision of the Plan or the Option Agreement to the contrary, the Option shall satisfy the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code, in accordance with Section 8 hereof, in the event any Option under this Plan is granted with an exercise price less than Fair Market Value of the Common Stock subject to the Option on the date the Option is granted (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value, or is materially modified at a time when the Fair Market Value exceeds the exercise price), or is otherwise determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code.

12 of 26

     7. Provisions of Stock Awards Other Than Options.
          7.1. Stock Bonus Awards. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
               (a) Consideration. A stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.
               (b) Vesting. Shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Administrator. The Administrator in its discretion may provide for an acceleration of vesting in the terms of any stock bonus agreement in the event a Change in Control occurs.
               (c) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.
               (d) Transferability. Rights to acquire shares of Common Stock under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Administrator shall determine in its discretion, so long as Common Stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.
          7.2. Restricted Stock Awards. Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
               (a) Purchase Price. The purchase price of restricted stock awards shall be determined by the Administrator, and may be stated as cash, property or prior services.
               (b) Consideration. The consideration for Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Administrator, according to a deferred payment or other similar arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Administrator in its discretion including, without limitation, prior services that the Administrator determines have a value at least equal to the Fair Market Value of

13 of 26

such Common Stock; provided, however, that payment of the Common Stock’s “par value,” shall not be made by deferred payment.
               (c) Vesting. Shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Administrator, or forfeiture in the event the consideration was in the form of prior services. The Administrator in its discretion may provide for an acceleration of vesting in the terms of any restricted stock purchase agreement in the event a Change in Control occurs.
               (d) Termination of Participant’s Continuous Service. Unless otherwise provided in an Option Agreement or in an employment agreement the terms of which have been approved by the Administrator, in the event a Participant’s Continuous Service terminates for any reason, the Company may repurchase or otherwise reacquire, or the Participant shall forfeit unvested shares acquired in consideration of prior services, any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.
               (e) Transferability. Rights to acquire shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Administrator shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.
               (f) Concurrent Tax Payment. The Administrator, in its sole discretion, may (but shall not be required to) provide for payment of a concurrent cash award in an amount equal, in whole or in part, to the estimated after tax amount required to satisfy applicable federal, state or local tax withholding obligations arising from the receipt and deemed vesting of restricted stock for which an election under Section 83(b) of the Code may be required.
          7.3. Unrestricted Stock Awards.
               (a) Grant or Sale of Unrestricted Stock. The Administrator may, in its sole discretion, grant (or sell at a purchase price determined by the Administrator) an Unrestricted Stock Award to any Participant, pursuant to which such individual may receive shares of Common Stock free of any vesting restriction (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual.
               (b) Deferral of Awards. Each Participant who is entitled to an Award of shares of Unrestricted Stock under this Section 7.3 will have the right to defer receipt of up to 100% of such shares of Unrestricted Stock payable to such Participant in accordance with such rules and procedures as may from time to time be established by the Company for that purpose; provided any such deferral election shall be made prior to the beginning of the taxable year in

14 of 26

which the services attributable to such Award are rendered. The deferred Unrestricted Stock shall be entitled to receive Dividend Equivalent Rights settled in shares of Common Stock.
               (c) Restrictions on Transfers. The right to receive Unrestricted Stock on a deferred basis may not be sold, assigned, transferred, pledge or otherwise encumbered, other than by will or the laws of descent and distribution.
          7.4. Performance Stock Awards.
               (a) Nature of Performance Stock Awards. A Performance Stock Award is a Stock Award entitling the recipient to acquire shares of Common Stock upon the attainment of specified performance goals. The Administrator may make Performance Stock Awards independent of or in connection with the granting of any other Stock Award under the Plan. Performance Stock Awards may be granted under the Plan to any Participant, including those who qualify for awards under other performance plans of the Company. The Administrator in its sole discretion shall determine whether and to whom Performance Stock Awards shall be made, the performance goals applicable under each Stock Award, the periods during which performance is to be measured, and all other limitation and conditions applicable to the awarded shares; provided, however, that the Administrator may rely on the performance goals and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Stock Awards under the Plan. Performance goals shall be based on a pre-established objective formula or standard that specifies the manner of determining the number of Performance Stock Award shares that will be granted or will vest if the performance goal is attained. Performance goals will be determined by the Administrator prior to the time 25 percent of the service period has elapsed and may be based on one or more business criteria that apply to a Participant, a business unit or the Company and its Affiliates. Such business criteria may include, by way of example and without limitation, loss ratio, expense ratio, combined ratio, gross premiums written, growth in total revenues or any component thereof, profits, EBITDA, return on equity, stock price, market share, sales, earnings per share or costs. Such objective performance goals do not have to be based on increases in a specific business criteria, but may be based on maintaining the status quo or limiting economic losses.
               (b) Restrictions on Transfer. Performance Stock Awards and all rights with respect to such Performance Stock Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.
               (c) Rights as a Stockholder. A Participant receiving a Performance Stock Award shall have the rights of a stockholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to the Stock Award but not actually received by the Participant. A Participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Common Stock under a Performance Stock Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Stock Award (or in a performance plan adopted by the Administrator).
               (d) Termination. Except as my otherwise be provided by the Administrator at any time, a Participant’s rights in all Performance Stock Awards shall

15 of 26

automatically terminate upon the Participant’s termination of employment (or business relationship) with the Company and its Affiliates for any reason.
               (e) Acceleration, Waiver, Etc. At any time prior to the Participant’s termination of employment (or other business relationship) by the Company and its Affiliates, the Administrator may in its sole discretion accelerate, waive or, subject to Section 13, amend any or all of the goals, restrictions or conditions imposed under any Performance Stock Award. The Administrator in its discretion may provide for an acceleration of vesting in the terms of any Performance Stock Award in the event a Change in Control occurs.
          7.5. Stock Appreciation Rights.
               (a) General. Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or, provided the requirements of Section 7.5(b) are satisfied, in tandem with all or part of any Option granted under the Plan (“Related Rights”). In the case of a Nonstatutory Stock Option, Related Rights may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option.
               (b) Grant Requirements. A Stock Appreciation Right may only be granted if the Stock Appreciation Right: (i) does not provide for the deferral of compensation within the meaning of Section 409A of the Code; or (ii) satisfies the requirements of Section 7.5(h) and Section 8 hereof. A Stock Appreciation Right does not provide for a deferral of compensation if: (A) the value of the Common Stock the excess over which the right provides for payment upon exercise (the “SAR exercise price”) may never be less than the Fair Market Value of the underlying Common Stock on the date the right is granted, (B) the compensation payable under the Stock Appreciation Right can never be greater than the difference between the SAR exercise price and the Fair Market Value of the Common Stock on the date the Stock Appreciation Right is exercised, (C) the number of shares of Common Stock subject to the Stock Appreciation Right must be fixed on the date of grant of the Stock Appreciation Right, and (D) the right does not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the right.
               (c) Exercise and Payment. Upon exercise thereof, the holder of a Stock Appreciation Right shall be entitled to receive from the Company, an amount equal to the product of (i) the excess of the Fair Market Value, on the date of such written request, of one share of Common Stock over the SAR exercise price per share specified in such Stock Appreciation Right or its related Option, multiplied by (ii) the number of shares for which such Stock Appreciation Right shall be exercised. Payment with respect to the exercise of a Stock Appreciation Right that satisfies the requirements of Section 7.5(b)(i) shall be paid on the date of exercise and made in shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Administrator in its sole discretion), valued at Fair Market Value on the date of exercise. Payment with respect to the exercise of a Stock Appreciation Right that does not satisfy the requirements of Section 7.5(b)(i) shall be paid at the time specified in the Award in accordance with the provisions of Section 7.5(h) and Section 8. Payment may be made in the form of shares of Common Stock (with or without restrictions as to

16 of 26

substantial risk of forfeiture and transferability, as determined by the Administrator in its sole discretion), cash or a combination thereof, as determined by the Administrator.
               (d) Exercise Price. The exercise price of a Free Standing Stock Appreciation Right shall be determined by the Administrator, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Date of Grant of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Administrator determines that the requirements of Section 7.5(b)(i) are satisfied.
               (e) Reduction in the Underlying Option Shares. Upon any exercise of a Stock Appreciation Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right shall have been exercised. The number of shares of Common Stock for which a Stock Appreciation Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option shall have been exercised.
               (f) Written Request. Any election by an Optionholder to receive cash in full or partial settlement of a Stock Appreciation Right, and any exercise of such Stock Appreciation Right for cash, may be made only by a written request filed with the Corporate Secretary of the Company during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of earnings and ending on the twelfth business day following such date. Within thirty (30) days of the receipt by the Company of a written request to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise such Stock Appreciation Right for cash, the Administrator shall, in its sole discretion, either consent to or disapprove, in whole or in part, such written request. A written request to receive a cash in full or partial settlement of a Stock Appreciation Right or to exercise a Stock Appreciation Right for cash may provide that, in the event the Administrator shall disapprove such written request, such written request shall be deemed to be an exercise of such Stock Appreciation Right for shares of Common Stock.
               (g) Disapproval by Administrator. If the Administrator disapproves in whole or in part any election by an Optionholder to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise such Stock Appreciation Right for cash, such disapproval shall not affect such Optionholder’s right to exercise such Stock Appreciation Right at a later date, to the extent that such Stock Appreciation Right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Administrator. Additionally, such disapproval shall not affect such Optionholder’s right to exercise any related Option.

17 of 26

               (h) Additional Requirements under Section 409A. A Stock Appreciation Right that is not intended to or fails to satisfy the requirements of Section 7.5(b)(i) shall satisfy the requirements of this Section 7.5(h) and the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code, in accordance with Section 8 hereof. The requirements herein shall apply in the event any Stock Appreciation Right under this Plan is granted with an SAR exercise price less than Fair Market Value of the Common Stock underlying the Award on the date the Stock Appreciation Right is granted (regardless of whether or not such SAR exercise price is intentionally or unintentionally priced at less than Fair Market Value, or is materially modified at a time when the Fair Market Value exceeds the SAR exercise price), provides that it is settled in cash, or is otherwise determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code. Any such Stock Appreciation Right may provide that it is exercisable at any time permitted under the governing written instrument, but such exercise shall be limited to fixing the measurement of the amount, if any, by which the Fair Market Value of a share of Common Stock on the date of exercise exceeds the SAR exercise price (the “SAR Amount”). However, once the Stock Appreciation Right is exercised, the SAR Amount may only be paid on the fixed time, payment schedule or other event specified in the governing written instrument or in Section 8.1 hereof.
          7.6. Dividend Equivalent Rights. A Dividend Equivalent Right is a Stock Award entitling the recipient to receive credits based on cash dividends that would be paid on the shares of Common Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares were held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Participant as a component of another Stock Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock as of the dividend payment date, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Common Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Stock Award may also contain terms and conditions different from such other award.
          7.7. Interest Equivalents. Any Stock Award under this Plan that is settled in whole or in part in cash on a deferred basis my provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

18 of 26

     8. Additional Conditions Applicable To Nonqualified Deferred Compensation Under Section 409A Of The Code.
     Except as expressly provided herein, the Awards granted pursuant to this Plan are not intended to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code. However, the interpretation of Section 409A of Code and its application to the terms of this Plan are uncertain and may be subject to change as additional guidance and interpretations become available. Anything to the contrary herein notwithstanding, all Awards provided by the Company to any Participant that would be deemed to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code are intended to comply with Section 409A and, in the event that any such Award is deemed to not comply with Section 409A, the Company and the Participant agree to renegotiate in good faith any such Award so that either (i) Section 409A will not apply or (ii) the safe harbor provisions described below will apply so compliance with Section 409A will be achieved. In any event, the Company makes no representation or warranty and the Company shall have no liability to Participant or any other person if any provisions of any Award under this Plan are determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such provisions do not satisfy the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code. In the event any Award under this Plan is granted with an exercise price less than Fair Market Value of the Common Stock subject to the Award on the Date of Grant (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value, or such Award is materially modified and deemed a new Award at a time when the Fair Market Value exceeds the exercise price), or is otherwise determined to constitute a 409A Award, the following additional conditions shall apply and shall supersede any contrary provisions of this Plan or the terms of any 409A Award agreement.
          8.1. Exercise and Distribution. No 409A Award shall be exercisable or distributable earlier than upon one of the following:
               (a) Specified Time. A specified time or a fixed schedule set forth in the written instrument evidencing the 409A Award, but not later than after the expiration of 10 years from the Date of Grant. If the written grant instrument does not specify a fixed time or schedule, such time shall be the date that is the fifth anniversary of the Date of Grant.
               (b) Separation from Service. Separation from service (within the meaning of Section 409A of the Code) by the 409A Award recipient; provided, however, if the 409A Award recipient is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) and any of the Company’s stock is publicly traded on an established securities market or otherwise, exercise or distribution under this Section 8.1(b) may not be made before the date which is six months after the date of separation from service.
               (c) Death. The date of death of the 409A Award recipient.
               (d) Disability. The date the 409A Award recipient becomes disabled (within the meaning of Section 8.4(b) hereof).

19 of 26

               (e) Unforeseeable Emergency. The occurrence of an unforeseeable emergency (within the meaning of Section 8.4(c) hereof), but only if the net value (after payment of the exercise price) of the number of shares of Common Stock that become issuable does not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the exercise, after taking into account the extent to which the emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s other assets (to the extent such liquidation would not itself cause severe financial hardship).
               (f) Change in Control Event. The occurrence of a Change in Control Event (within the meaning of Section 8.4(a) hereof), including the Company’s discretionary exercise of the right to accelerate vesting of such Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted hereunder within 12 months of the Change in Control Event.
          8.2. Term. Notwithstanding anything to the contrary in this Plan or the terms of any 409A Award agreement, the term of any 409A Award shall expire and such Award shall no longer be exercisable on the date that is the later of: (a) 2-1/2 months after the end of the Company’s taxable year in which the 409A Award first becomes exercisable or distributable pursuant to Section 8 hereof and is not subject to a substantial risk of forfeiture; or (b) 2-1/2 months after the end of the 409A Award recipient’s taxable year in which the 409A Award first becomes exercisable or distributable pursuant to Section 8 hereof and is not subject to a substantial risk of forfeiture, but not later than the earlier of (i) the expiration of 10 years from the date the 409A Award was granted, or (ii) the term specified in the 409A Award agreement.
          8.3. No Acceleration. A 409A Award may not be accelerated or exercised prior to the time specified in Section 8 hereof, except in the case of one of the following events:
               (a) Domestic Relations Order. The 409A Award may permit the acceleration of the exercise or distribution time or schedule to an individual other than the Participant as may be necessary to comply with the terms of a domestic relations order (as defined in Section 414(p)(1)(B) of the Code).
               (b) Conflicts of Interest. The 409A Award may permit the acceleration of the exercise or distribution time or schedule as may be necessary to comply with the terms of a certificate of divestiture (as defined in Section 1043(b)(2) of the Code).
               (c) Change in Control Event. The Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted thereunder within 12 months of the Change in Control Event and cancel the 409A Award for compensation. In addition, the Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award provided that such acceleration does not change the time or schedule of payment of such Award and otherwise satisfies the requirements of this Section 8 and the requirements of Section 409A of the Code.

20 of 26

          8.4. Definitions. Solely for purposes of this Section 8 and not for other purposes of the Plan, the following terms shall be defined as set forth below:
               (a) “Change in Control Event” means the occurrence of a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company (as defined in Proposed Regulations § 1.409A-3(g)(5) and any subsequent guidance interpreting Code Section 409A). For example, a Change in Control Event will occur if:
     (i) a person or more than one person acting as a group:
     (A) acquires ownership of stock that brings such person’s or group’s total ownership in excess of 50% of the outstanding stock of the Company; or
     (B) acquires ownership of 35% or more of the total voting power of the Company within a 12 month period; or
     (ii) acquires ownership of assets from the Company equal to 40% or more of the total value of the Company within a 12 month period.
               (b) “Disabled” means a Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees.
               (c) “Unforeseeable Emergency” means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse, or a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant’s property due to casualty, or similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.
     9. Covenants of the Company.
          9.1. Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.
          9.2. Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable

21 of 26

to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.
     10. Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.
     11. Miscellaneous.
          11.1. Acceleration of Exercisability and Vesting. The Administrator shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.
          11.2. Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.
          11.3. No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause, (b) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (c) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
          11.4. Transfer, Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employment shall be deemed to result from either (a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.
          11.5. Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

22 of 26

          11.6. Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (a) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (b) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.
          11.7. Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company owned and unencumbered shares of Common Stock not acquired from the Company.
     12. Adjustments Upon Changes in Stock.
          12.1. Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to Section 4.1 and the maximum number of securities subject to award to any person pursuant to Section 5.3, and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Administrator shall make such adjustments, and its determination shall be final, binding and conclusive. (The

23 of 26

conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company).
          12.2. Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.
          12.3. Change in Control – Asset Sale, Merger, Consolidation or Reverse Merger. If a dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale of substantially all of the assets of the Company; a merger or consolidation in which the Company is not the Surviving Entity; or a reverse merger in which the Company is the surviving entity, but the shares of Company stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, the Company, to the extent permitted by applicable law, but otherwise in its sole discretion may provide for: (i) the continuation of outstanding Stock Awards by the Company (if the Company is the Surviving Entity); (ii) the assumption of the Plan and such outstanding Stock Awards by the Surviving Entity or its parent; (iii) the substitution by the surviving entity or its parent of stock awards with substantially the same terms (including an award to acquire the same consideration paid to the stockholders in the transaction described in this Section 12.3) for such outstanding Stock Awards; or (iv) the cancellation of such outstanding Stock Awards without payment of any consideration, provided that if such Stock Awards would be canceled in accordance with the foregoing, the Participant shall have the right, exercisable during the later of the ten-day period ending on the fifth day prior to such merger or consolidation or ten days after the Administrator provides the Stock Awards holder a notice of cancellation, to exercise such Stock Awards in whole or in part without regard to any installment exercise provisions in the Stock Awards agreement.
     13. Amendment of the Plan and Stock Awards.
          13.1. Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 12 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any applicable law or any Nasdaq or securities exchange listing requirements.
          13.2. Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.
          13.3. Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the

24 of 26

Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.
          13.4. No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.
          13.5. Amendment of Stock Awards. The Administrator at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.
     14. Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two (2) years from the date of grant of such Incentive Stock Option or within one (1) year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.
     15. Termination or Suspension of the Plan. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
     16. Effective Date of Plan. The Plan became effective and was approved by stockholders as of the Effective Date. This amendment and restatement of the Plan is effective on December 27, 2005, but no Stock Award attributable to the increase in shares authorized by this amendment and restatement shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the stockholders of the Company and the disclosure requirements of SEC Rule 14c-2(b) have been satisfied, which approval shall be within twelve (12) months before or after the date the amended and restated Plan is adopted by the Board.
     17. Choice of Law. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.
[SIGNATURE PAGE FOLLOWS]

25 of 26

IN WITNESS WHEREOF, upon authorization of the Board of Directors and the stockholders of the Company, the undersigned has caused this amendment and restatement of the Affirmative Insurance Holdings, Inc. 2004 Stock Incentive Plan to be executed effective as of the 27th day of December, 2005.

AFFIRMATIVE INSURANCE HOLDINGS, INC.
By:	/s/ David B. Snyder
Name:	David B. Snyder
Title:	Senior Vice President, General Counsel, and Secretary

26 of 26